EXHIBIT T3F

                             CROSS-REFERENCE SHEET

                            TIA                                INDENTURE
                          SECTION                               SECTION
                          -------                             ------------
310(a)(1)...................................................  7.10
   (a)(2)...................................................  7.10
   (a)(3)...................................................  7.12
   (a)(4)...................................................  N.A.
   (b)......................................................  7.08; 7.10
   (c)......................................................  N.A.
311(a)......................................................  7.11
   (b)......................................................  7.11
   (c)......................................................  N.A.
312(a)......................................................  2.05
   (b)......................................................  14.03
   (c)......................................................  14.03
313(a)......................................................  7.06
   (b)(1)...................................................  N.A.
   (c)(2)...................................................  7.06
   (c)......................................................  12.02
   (d)......................................................  7.06
314(a)......................................................  4.02; 4.28;
      ......................................................  14.02
   (b)......................................................  N.A.
   (c)(1)...................................................  14.04
   (c)(2)...................................................  14.04
   (c)(3)...................................................  N.A.
   (d)......................................................  12.09(b)
   (e)......................................................  14.05
   (f)......................................................  4.27
315(a)......................................................  7.01
   (b)......................................................  7.05; 14.02
   (c)......................................................  7.01
   (d)......................................................  7.01
   (e)......................................................  6.11
316(a)(last sentence).......................................  14.06
   (a)(1)(A)................................................  6.05
   (a)(1)(B)................................................  6.04
   (a)(2)...................................................  N.A.
   (b)......................................................  6.07
317(a)(1)...................................................  6.08
   (a)(2)...................................................  6.09
   (b)......................................................  2.04
318(a)......................................................  14.01

---------------
N.A. means Not Applicable

                                        3